SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2005

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	6712	52-2407114
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code Number)	identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:	INVESTOR PRESENTATION MATERIAL

Item 7.01	Regulation FD Disclosure.

On February 15 and 16, 2005, NewAlliance Bancshares, Inc. intends to conduct two "Investor Day" sessions for interested analysts and institutional investors in which it will present its computer generated slide presentation material, which includes among other things, a review of financial results and trends through the period ended December 31, 2004.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit No.	Description
99.1	Text of the computer generated slide presentation that NewAlliance Bancshares, Inc. intends to make available to interested analysts and institutional investors on February 15 and 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Merrill B. Blanksteen
Merrill B. Blanksteen
Executive Vice President and Chief Financial Officer

Date: February 14, 2005

EXHIBIT 99.1 Investor Presentation Material